ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

Supplement dated February 8, 2021

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust), and the Summary Prospectus for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus and SAI.

Investment Strategy Change, New Subadvisory Arrangements, Amended Management Agreement, and Benchmark Change

The Board of Trustees of the Trust (the Board), on behalf of the Portfolio, recently approved changes to the Portfolio that are contingent on shareholder approval of an amendment to the Portfolio's investment management agreement, as further discussed below. The Board approved:

(i)Changing the Portfolio's principal investment strategies to move from a fund-of-funds structure that primarily invests Portfolio assets in underlying funds to a structure that primarily relies on direct investments through multiple sleeves to achieve the Portfolio's investment objective.

Currently, the Portfolio operates as a fund-of-funds by investing approximately 60% of its assets in other underlying funds (primarily composed of Trust portfolios) and up to 40% of its assets directly in other securities through sleeves managed by the Portfolio's current subadvisers. If the new strategy is implemented, the Portfolio will no longer invest primarily in other funds. Instead, the Portfolio will primarily invest in direct investments to employ benchmark-centric, style-neutral, moderate alpha seeking strategies, as well as opportunistic, style-centric, high alpha seeking strategies.

(ii)New subadvisory agreements and termination of existing subadvisory agreements for the Portfolio in order to replace AlphaSimplex Group, LLC, AQR Capital Management, LLC, CoreCommodity Management LLC, and Pacific Investment Management Company, LLC with J.P. Morgan Investment Management, Inc., Massachusetts Financial Services Company, Wellington Management Company LLP, and PGIM Fixed Income and PGIM Real Estate, each a business unit of PGIM, Inc. as subadvisers to the Portfolio.

(iii)Amending the Portfolio's investment management agreement, subject to shareholder approval, to reflect the Portfolio's transition from a fund-of-funds to a strategy that primarily relies on direct investment to achieve the Portfolio's investment objective, which includes an increase in the investment management fees to be paid by the Portfolio. While the management fee will increase, the net operating expense ratio for the Portfolio is expected to decrease, benefitting Portfolio shareholders.

(iv)Changing the Portfolio's custom benchmark index from a 28% allocation to the Bloomberg Barclays US Aggregate to a 20% allocation to the Bloomberg Barclays US Aggregate and an 8% allocation to the Bloomberg Barclays US TIPS in order to reflect a specific allocation to treasury inflation-protected securities. All other allocations of the custom benchmark index would remain the same.

More detailed information relating to the above-described changes will be contained in a proxy statement soliciting the required shareholder approval of the amended investment management agreement. It is anticipated that the proxy statement will be mailed to beneficial shareholders of the Portfolio in April 2021, and that the special meeting of shareholders of the Portfolio will be held on or about May 11, 2021.

If shareholders approve the amended investment management agreement, the changes described above are expected to become effective on or about July 24, 2021. The Portfolio's Summary Prospectus, Prospectus and SAI will be amended to reflect these changes after such shareholder approval. In addition, detailed information relating to such changes will be made available to beneficial shareholders of the Portfolio in an Information Statement, which will be posted to the Portfolio's website within 90 days of the effective date of the changes.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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